EX-99.906CERT	Exhibit 12(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The Chief Executive Officer and the Chief Financial Officer of Keyco Bond Fund, Inc. (the “Registrant”), each certify to the best of his and her knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended September 30, 2014 (the “Form N-CSR”) fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer:	Chief Financial Officer:

/s/ Joel D. Tauber	/s/ Ellen T. Horing
Joel D. Tauber	Ellen T. Horing

Date: November 21, 2014	Date: November 21, 2014